Dreyfus Premier
California Municipal
Bond Fund



ANNUAL REPORT January 31, 2002












                                                      YOU, YOUR ADVISOR AND
                                                      DREYFUS
                                                      A MELLON FINANCIAL COMPANY



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value




                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier
California Municipal Bond Fund

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
Dear Shareholder:

We present this annual report for Dreyfus Premier California Municipal Bond Fund, covering the 12-month period from February 1, 2001 through January 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Municipal bonds generally posted higher returns than stocks during the reporting period. One of America's longest periods of economic expansion came to an end during the reporting period, and bonds generally benefited from the Federal Reserve Board' s efforts to reinvigorate an ailing economy. Short-term interest rates fell to their lowest levels in 40 years, helping to boost prices of tax-exempt bonds.

The importance of diversification was underscored by the municipal bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields currently at historically low levels, a repeat of the
reporting   period'  s   municipal  bond  market  performance  seems  unlikely.
Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged and the equity market has recently rallied. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 15, 2002


2

DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------
Joseph Darcy, Portfolio Manager

HOW DID DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended January 31, 2002, the fund achieved a total return of 4.00% for Class A shares, 3.48% for Class B shares and 3.32% for Class C shares.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 5.90% for the same period.(2) Additionally, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.66%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance to declining interest rates during the reporting period, which was primarily the result of actions taken by the Federal Reserve Board (the "Fed" ) in response to a deteriorating U.S. economy. The fund's performance lagged behind that of its benchmark, primarily because of the September 11 terrorist attacks, which hurt the prices of certain travel-related holdings.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of
its    issuer    and    any    provisions    for    early    redemption.

                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a " neutral" average duration of about eight years, which is consistent with the fund's peer group.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Declining interest rates in a slowing economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, capital spending by businesses had already fallen dramatically, and consumer confidence was compromised by a declining stock market. The Fed attempted to stimulate renewed economic growth by reducing short-term interest rates nine times during the reporting period, for a total reduction of 3.75 percentage points.

Yields on new tax-exempt bonds fell along with interest rates, causing the prices of existing bonds to rise. We attempted to maximize the benefits of declining interest rates by maintaining a relatively long average duration, which enabled us to lock in prevailing yields for a longer time while interest rates fell.

A   slowing  economy  contributed  to  weakness  in  California' s  technology, entertainment and financial services industries, which in turn led to lower tax revenues for state and local governments. California's fiscal health was also hurt by the state's energy crisis, in which rising energy prices and a flawed deregulation plan sent one of California' s largest electric utilities into bankruptcy. The state pledged to issue almost $11.5 billion in new debt to buy electric power, causing credit concerns to intensify.

In this deteriorating credit environment, we shifted to a more neutral posture by reducing the fund's average duration and diversifying away from the state's general obligation debt. We intensified our focus on income-oriented bonds that
are    backed    by    the    revenues    of    essential


4


service facilities, such as waterworks and waste treatment plants. We also increased our holdings of bonds issued by local governments that we considered fiscally sound.

Even with this relatively defensive posture, however, the fund was adversely affected by the September 11 terrorist attacks. One of the fund's holdings, a tax-exempt bond backed by airport terminal improvements at several major California airports, was among those that lost value. We believe that this bond' s current price does not reflect the true value of its underlying assets, and we expect it to recover as travel-related concerns ease.

WHAT IS THE FUND'S CURRENT STRATEGY?

Despite recent signs of potential recovery, we remain concerned about the economic recession. We are also worried about the potential inflationary implications of the nation's current stimulative monetary and fiscal policies. Although inflation remains low, we are monitoring the economy closely for signs of new inflationary pressures.

Accordingly, we have continued to manage the fund conservatively. As part of our defensive strategy, we have redoubled our commitment to credit quality, including focusing on issuers that are relatively unaffected by the state's energy problems. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

February 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JANUARY 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                                     The Fund 5

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in Dreyfus Premier California Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND ON 1/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT


6


Average Annual Total Returns AS OF 1/31/02

                                                    Inception                                                        From
                                                      Date           1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                     (0.69)%          3.90%          5.47%

WITHOUT SALES CHARGE                                                  4.00%           4.85%          5.95%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              1/15/93         (0.50)%          3.97%           --          5.28%((+)(+))

WITHOUT REDEMPTION                                   1/15/93          3.48%           4.30%           --          5.28%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))        6/2/95           2.32%           4.09%           --          4.26%
WITHOUT REDEMPTION                                   6/2/95           3.32%           4.09%           --          4.26%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

+    THE MAXIMUM  CONTINGENT  DEFERRED  SALES  CHARGE FOR CLASS B SHARES IS 4%.
     AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

++   ASSUMES THE  CONVERSION  OF CLASS B SHARES TO CLASS A SHARES AT THE END
     OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

+++  THE MAXIMUM  CONTINGENT  DEFERRED SALES CHARGE FOR CLASS C SHARES IS
     1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                                     The Fund 7


STATEMENT OF INVESTMENTS

January 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--88.8%

Abag Finance Authority For Nonprofit Corporations,

   MFHR (Central Park Apartments) 5.50%, 7/1/2019                                             1,010,000                1,035,240
Alameda Corridor Transportation Authority, Revenue
   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                     2,500,000                  428,900
Alameda County, COP 7.77%, 12/1/2013                                                          5,000,000  (a,b)         5,939,400

State of California
   6.125%, 10/1/2011 (Insured; FGIC)                                                          2,875,000                3,343,079
   9.129%, 10/1/2013                                                                          5,000,000  (a,b)         5,897,350
California Educational Facilities Authority, College and University
   Revenue (Claremont University Center) 5.25%, 3/1/2018                                      3,070,000                3,162,622

California Health Facilities Financing Authority, Revenue
   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             5,210,000                5,568,344

California Housing Finance Agency, Home Mortgage Revenue:
   6.15%, 8/1/2016                                                                            3,000,000                3,150,120
   6.70%, 8/1/2025                                                                              575,000                  593,664

California Public Works Board, LR
   (Secretary of State) 6.50%, 12/1/2008 (Insured; AMBAC)                                     1,400,000                1,649,032

California Statewide Communities Development Authority:
  COP (Motion Picture and TV Fund)
      6.45%, 1/1/2022 (Insured; AMBAC)                                                        2,500,000                2,673,575
   LR (United Airlines Inc.)
      5.70%, 10/1/2033 (Guaranteed; United Airlines Inc.)                                     3,250,000                1,805,927

Capistrano Unified School District (Unified School Facilities
  Improvement District Number 1)
   6%, 8/1/2024 (Insured; FGIC)                                                               2,075,000                2,286,194

Central California Joint Powers Health Financing Authority,
  COP (Community Hospitals of Central California):
      6%, 2/1/2030                                                                            2,000,000                2,030,780
      5.75%, 2/1/2031                                                                         3,500,000                3,478,020

Contra Costa County Water District, Water Revenue
   6%, 10/1/2011 (Insured; MBIA)                                                              1,475,000                1,651,071

Cucamonga County Water District, COP
   5.25%, 9/1/2025 (Insured; FGIC)                                                            4,550,000                4,633,038

Delano, COP (Delano Regional Medical Center)
   5.25%, 1/1/2018                                                                            3,500,000                3,163,160

Escondido Improvement Board 5.70%, 9/2/2026                                                     995,000                  983,408


8

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

High Desert Memorial Health Care District, Revenue
   5.40%, 10/1/2011                                                                           2,500,000                2,468,900

Madera County, COP (Valley Children's Hospital)
   6.50%, 3/15/2009 (Insured; MBIA)                                                           3,370,000                3,947,820

Murrieta Unified School District
   Zero Coupon, 9/1/2021 (Insured; FGIC)                                                      4,950,000                1,712,254

Napa County Flood Protection and Watershed Improvement
   Authority 5%, 6/15/2018 (Insured; FGIC)                                                    5,000,000                5,069,700

Natamos Unified School District
   5.95%, 9/1/2021 (Insured; MBIA)                                                            2,500,000                2,863,975

Nevada County, COP (Western Nevada Co. Solid Waste-
   McCourtney Road Landfill) 7.50%, 6/1/2021                                                  2,200,000                2,200,572

Northern California Power Agency, Public Power Revenue
  (Hydroelectric Project No. 1)
   6.30%, 7/1/2018 (Insured; MBIA)                                                            6,000,000                7,116,240

Riverside County, SFMR 7.80%, 5/1/2021                                                        1,250,000                1,630,375

Sacramento County Sanitation District Financing
   Authority, Revenue 5.50%, 12/1/2017 (Insured; AMBAC)                                       2,530,000                2,779,407

San Diego County, COP (Burnham Institute)
   6.25%, 9/1/2029                                                                            2,800,000                2,896,656

San Diego Unified School District
   Zero Coupon 7/1/2017 (Insured; FGIC)                                                       2,325,000                1,048,157

San Francisco City and County, COP (Bruno Jail #3)
   5.25%, 10/1/2021 (Insured; AMBAC)                                                          2,985,000                3,052,551

San Joaquin Hills Transportation Corridor Agency, Toll
   Road Revenue 5.50%, 1/15/2028                                                              6,600,000                6,435,132

San Marino Unified School District 5.25%, 7/1/2013                                            1,160,000                1,266,778

San Mateo County Transportation District, Sales Tax Revenue
   5%, 6/1/2019 (Insured; FSA)                                                                5,555,000                5,602,051

Santa Maria Joint United High School District
   5.25%, 8/1/2025 (Insured; FSA)                                                             1,430,000                1,489,445

Santa Monica-Malibu Unified School District
   5.25%, 8/1/2018                                                                            3,725,000                3,973,867

Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017                                          3,000,000                3,066,690

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

West Covina Redevelopment Agency, Community Facilities
   District Special Tax 6%, 9/1/2022                                                          3,000,000                3,384,810

U.S. RELATED--9.1%

Puerto Rico Commonwealth Highway and Transportation
   Authority, Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         4,750,000                5,257,537

Puerto Rico Commonwealth Infrastructure Financing
   Authority 5.50%, 10/1/2032                                                                 2,525,000                2,628,121

Virgin Islands Public Finance Authority, Revenue
   7.30%, 10/1/2018                                                                           3,100,000                3,879,340

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $122,629,107)                                                                                               127,243,302
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--.7%
------------------------------------------------------------------------------------------------------------------------------------

California Housing Finance Agency, MFHR
  VRDN 1.55%
   (cost $1,000,000)                                                                          1,000,000  (c)           1,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $123,629,107)                                                              98.6%             128,243,302

CASH AND RECEIVABLES (NET)                                                                          1.4%               1,783,915

NET ASSETS                                                                                        100.0%             130,027,217



10

--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC            American Municipal Bond                  MBIA             Municipal Bond Investors Assurance
                     Assurance Corporation                                     Insurance Corporation
COP              Certificate of Participation             MFHR             Multi-Family Housing Revenue
FGIC             Financial Guaranty Insurance Company     SFMR             Single Family Mortgage Revenue
FSA              Financial Security Assurance             VRDN             Variable Rate Demand Notes
LR               Lease Revenue






------------------------------------------------------------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              62.1

AA                               Aa                              AA                                               12.1

A                                A                               A                                                 5.2

BBB                              Baa                             BBB                                              14.0

BB                               Ba                              BB                                                3.1

F1                               Mig1                            SP1                                                .8

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     2.7

                                                                                                                 100.0


(A)   INVERSE  FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
      PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JANUARY 31, 2002, THESE SECURITIES AMOUNTED TO $11,836,750 OR 9.1% OF NET ASSETS.

(C) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.(

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,629,107   128,243,302

Interest receivable                                                   2,041,315

Receivable for shares of Beneficial Interest subscribed                 234,784

Prepaid expenses                                                         15,288

                                                                    130,534,689
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            97,633

Cash overdraft due to Custodian                                         313,208

Payable for shares of Beneficial Interest redeemed                       49,834

Accrued expenses                                                         46,797

                                                                        507,472
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,027,217
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     129,275,803

Accumulated undistributed investment income--net                         19,807

Accumulated net realized gain (loss) on investments                  (3,882,588)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      4,614,195
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,027,217


NET ASSET VALUE PER SHARE

                                                                              Class A                Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            115,293,844             13,319,552              1,413,821

Shares Outstanding                                                          9,439,876              1,090,598                115,319
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.21                  12.21                  12.26

SEE NOTES TO FINANCIAL STATEMENTS.


12


STATEMENT OF OPERATIONS

Year Ended January 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,077,705

EXPENSES:

Management fee--Note 3(a)                                              727,426

Shareholder servicing costs--Note 3(c)                                 404,131

Distribution fees--Note 3(b)                                            78,786

Professional fees                                                       36,367

Registration fees                                                       23,019

Prospectus and shareholders' reports                                    20,495

Custodian fees                                                          16,177

Loan commitment fees--Note 2                                             1,758

Miscellaneous                                                            2,399

TOTAL EXPENSES                                                       1,310,558

Less--reduction in management fee due to
  undertaking--Note 3(a)                                                (4,953)

NET EXPENSES                                                         1,305,605

INVESTMENT INCOME--NET                                               5,772,100
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (503,873)

Net unrealized appreciation (depreciation) on investments              (65,605)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (569,478)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,202,622

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended January 31,
                                             -----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,772,100           6,071,257

Net realized gain (loss) on investments          (503,873)         (1,486,230)

Net unrealized appreciation (depreciation)
   on investments                                 (65,605)         14,209,124

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,202,622          18,794,151
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,180,640)         (5,518,599)

Class B shares                                   (516,405)           (493,784)

Class C shares                                    (60,727)            (58,874)

TOTAL DIVIDENDS                                (5,757,772)         (6,071,257)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 20,218,860          14,403,559

Class B shares                                  5,460,273           3,926,111

Class C shares                                    303,927             561,774

Dividends reinvested:

Class A shares                                  2,628,806           2,768,910

Class B shares                                    239,280             272,348

Class C shares                                     20,899              18,015

Cost of shares redeemed:

Class A shares                                (26,174,921)        (25,401,696)

Class B shares                                 (4,514,044)         (6,691,452)

Class C shares                                   (459,903)           (334,511)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,276,823)        (10,476,942)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,831,973)          2,245,952
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,859,190         130,613,238

END OF PERIOD                                 130,027,217         132,859,190

Undistributed investment income--net               19,807                   --

SEE NOTES TO FINANCIAL STATEMENTS.

14

                                                      Year Ended January 31,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     1,645,296           1,235,869

Shares issued for dividends reinvested            214,464             235,520

Shares redeemed                                (2,132,118)         (2,175,083)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (272,358)           (703,694)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       444,087             331,025

Shares issued for dividends reinvested             19,508              23,212

Shares redeemed                                  (364,824)           (576,383)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      98,771            (222,146)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        24,818              48,940

Shares issued for dividends reinvested              1,697               1,525

Shares redeemed                                   (37,724)            (28,600)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (11,209)             21,865

(A) DURING THE PERIOD ENDED JANUARY 31, 2002, 187,240 CLASS B SHARES REPRESENTING $2,312,084 WERE AUTOMATICALLY CONVERTED TO 187,275 CLASS A SHARES AND DURING THE PERIOD ENDED JANUARY 31, 2001, 290,994 CLASS B SHARES REPRESENTING $3,408,997 WERE AUTOMATICALLY CONVERTED TO 291,176 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended January 31,
                                                            ------------------------------------------------------------------------

CLASS A SHARES                                                   2002(a)        2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.27          11.13          12.78          13.00         12.58

Investment Operations:

Investment income--net                                            .54(b)         .55            .54            .56           .60

Net realized and unrealized gain
   (loss) on investments                                         (.06)          1.14          (1.59)           .12           .53

Total from Investment Operations                                  .48           1.69          (1.05)           .68          1.13

Distributions:

Dividends from investment income--net                            (.54)          (.55)          (.54)          (.56)         (.61)

Dividends from net realized gain
   on investments                                                  --             --           (.06)          (.34)         (.10)

Total Distributions                                              (.54)          (.55)          (.60)          (.90)         (.71)

Net asset value, end of period                                  12.21          12.27          11.13          12.78         13.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                             4.00          15.54          (8.42)          5.39          9.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .93            .95            .95            .94           .95

Ratio of net investment income
   to average net assets                                         4.43           4.71           4.47           4.36          4.71

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .00(d)         .01             --             --            --

Portfolio Turnover Rate                                         33.88          12.58          54.74         101.36        103.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         115,294        119,130        115,926        144,855       152,416

(A)   AS REQUIRED,  EFFECTIVE  FEBRUARY 1, 2001, THE FUND HAS ADOPTED THE  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING  GUIDE FOR
      INVESTMENT  COMPANIES AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS.
      THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JANUARY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE
      NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT
      INCOME TO AVERAGE NET ASSETS FROM 4.42% TO 4.43%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO FEBRUARY
      1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   EXCLUSIVE OF SALES CHARGE.

(D)   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


16




                                                                                        Year Ended January 31,
                                                           -------------------------------------------------------------------------
CLASS B SHARES                                                   2002(a)          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.27            11.14           12.79          13.01         12.59

Investment Operations:

Investment income--net                                            .48(b)           .49             .47            .50           .53

Net realized and unrealized gain (loss)
   on investments                                                (.06)            1.13           (1.59)           .12           .53

Total from Investment Operations                                  .42             1.62           (1.12)           .62          1.06

Distributions:

Dividends from investment income--net                            (.48)            (.49)           (.47)          (.50)         (.54)

Dividends from net realized gain
   on investments                                                  --               --            (.06)          (.34)         (.10)

Total Distributions                                              (.48)            (.49)           (.53)          (.84)         (.64)

Net asset value, end of period                                  12.21            12.27           11.14          12.79         13.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                             3.48            14.86           (8.89)          4.86          8.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.43             1.45            1.46           1.45          1.46

Ratio of net investment income
   to average net assets                                         3.90             4.21            3.92           3.85          4.18

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .00(d)           .02              --             --            --

Portfolio Turnover Rate                                         33.88            12.58           54.74         101.36        103.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          13,320           12,171          13,518         23,810        24,942

(A)   AS REQUIRED,  EFFECTIVE  FEBRUARY 1, 2001, THE FUND HAS ADOPTED THE  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING  GUIDE FOR
      INVESTMENT  COMPANIES AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS.
      THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JANUARY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE
      NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT
      INCOME TO AVERAGE NET ASSETS FROM 3.89% TO 3.90%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO FEBRUARY
      1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   EXCLUSIVE OF SALES CHARGE.

(D)   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17


FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                         Year Ended January 31,
                                                             -----------------------------------------------------------------------
CLASS C SHARES                                                   2002(a)          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.31            11.17          12.82          13.04         12.61

Investment Operations:

Investment income--net                                            .46(b)           .47            .45            .47           .50

Net realized and unrealized gain (loss)
   on investments                                                (.06)            1.14          (1.59)           .12           .53

Total from Investment Operations                                  .40             1.61          (1.14)           .59          1.03

Distributions:

Dividends from investment income--net                            (.45)            (.47)          (.45)          (.47)         (.50)

Dividends from net realized gain
   on investments                                                  --               --           (.06)          (.34)         (.10)

Total Distributions                                              (.45)            (.47)          (.51)          (.81)         (.60)

Net asset value, end of period                                  12.26            12.31          11.17          12.82         13.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                             3.32            14.64          (9.07)          4.63          8.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.67             1.69           1.70           1.67          1.68

Ratio of net investment income
   to average net assets                                         3.68             3.95           3.73           3.68          3.92

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .00(d)           .02             --             --            --

Portfolio Turnover Rate                                         33.88            12.58          54.74         101.36        103.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,414            1,558          1,169          1,236         1,135

(A)   AS REQUIRED,  EFFECTIVE  FEBRUARY 1, 2001, THE FUND HAS ADOPTED THE  PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING  GUIDE FOR
      INVESTMENT  COMPANIES AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS.
      THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JANUARY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE
      NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT
      INCOME TO AVERAGE NET ASSETS FROM 3.67% TO 3.68%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO FEBRUARY
      1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   EXCLUSIVE OF SALES CHARGE.

(D)   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier California Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the
Board    of    Trustees.    Investments    for    which

                                                            The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,390 during the period ended January 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

20

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At January 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $3,962,263 and unrealized appreciation $4,614,195.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to January 31, 2002. If not applied, $885,380 of the carryover expires in fiscal 2008, $2,576,033 expires in fiscal 2009 and $500,850 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended January 31, 2002 and January 31, 2001, respectively, were as follows: tax exempt income $5,757,772 and $6,071,257.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of
the    Facility.    Interest    is    charged    to

                                                            The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the fund based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2002, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from February 1, 2001 through January 31, 2003, to reduce the management fee paid by the fund to the extent that the fund's aggregate annual expenses, exclusive of
Rule   12b-1   Distribution  Plan  fees,  taxes,  brokerage  fees,  interest  on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of ..97 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $4,953 during the period ended January 31, 2002.

The Distributor retained $55,469 during the period ended January 31, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 2002, Class B and Class C shares were charged $66,365 and $12,421, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder
accounts.    The    Distributor    may

22

make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2002, Class A, Class B and Class C shares were charged $293,326, $33,182 and $4,140, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2002, the fund was charged $50,565 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time
the    Board    member    achieves    emeritus    status.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 2002, amounted to $43,365,652 and $45,510,428, respectively.

At  January 31, 2002, accumulated net unrealized appreciation on investments was
$4,614,195,   consisting   of   $6,768,255  gross  unrealized  appreciation  and
$2,154,060 gross unrealized depreciation.

At January 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to February 1, 2001, the fund amortized premiums and original issue discount on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $5,479 increase in accumulated undistributed investment income-net and a corresponding $5,479 decrease in accumulated net unrealized appreciation (depreciation), based on
securities    held    by    the    fund    on    January    31,    2001.

The effect of this change for the period ended January 31, 2002 was to increase net investment income by $14,328, decrease net unrealized appreciation (depreciation) by $11,305 and decrease net realized gains (losses) by $3,023.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.



24


REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier California Municipal Bond Fund, including the statement of investments, as of January 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier California Municipal Bond Fund at January 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                              (ERNST & YOUNG LLP SIGNATURE LOGO)

New York, New York
March 7, 2002

                                                             The Fund 25


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2002 as "exempt interest dividends" (not subject to regular Federal and, for Individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.




26


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)
Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
*     Chairman of the Board of various funds in the Dreyfus Family of Funds

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*     Muscular Dystrophy Association

* Plan Vista Corporation (formerly HealthPlan Services Corporation), a provider of marketing, administrative and risk management services to health and other benefit programs

*     Carlyle Industries, Inc., button packager and distributor

* Century Business Services, Inc., provider of various outsourcing functions for small and medium size companies

* The Newark Group, privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants

* QuikCAT.com, Inc., private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

CLIFFORD L. ALEXANDER (68)
BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     President of Alexander & Associates, Inc., a management consulting firm

*     Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*     American Home Products Corporation

* IMS Health, a service provider of marketing information and information technology

*     WorldCOM

*     Mutual of America Life Insurance Company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                                                             The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

PEGGY C. DAVIS (58)
BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Shad Professor of Law, New York University School of Law

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ERNEST KAFKA (69)
BOARD MEMBER (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents

*     Instructor at the New York Psychoanalytic Institute

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

NATHAN LEVENTHAL (58)
BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*     Chairman of the Avery-Fisher Artist Program (November 1997-Present)

*     President  of  Lincoln  Center  for  the   Performing   Arts,  Inc  (March
      1984-December 2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

28

OFFICERS OF THE FUND (Unaudited)


STEPHEN E. CANTER, PRESIDENT SINCE
MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE
MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE
MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE
MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE
MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE
NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE
MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 30 investment companies (comprising 59 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE
NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund 29

                              FOR MORE INFORMATION

                        DREYFUS PREMIER
                        CALIFORNIA MUNICIPAL BOND FUND
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
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Family of Funds
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(c) 2002 Dreyfus Service Corporation                                  023AR0102